                                                                    Exhibit 10.1
                                                                    ------------

                    [Exhibit I/Exhibit J to Merger Agreement]
                     -------------------

July 2, 2003

ITC/\DeltaCom, Inc.
1791 OG Skinner Drive
West Point, Georgia 81833

BTI Telecom Corp.
4300 Six Forks Road
Raleigh, North Carolina 27607

Dear ITC/\DeltaCom, Inc. and BTI Telecom Corp.:

          In accordance with our recent discussions, the undersigned lenders ("Lenders") are, subject to the terms and conditions of this letter, agree to extend this commitment to ITC/\DeltaCom, Inc. and BTI Telecom Corp. (collectively, the "Companies") to modify the terms of both (i) the Amended and Restated Credit Agreement, dated as of October 29, 2002, among ITC/\DeltaCom, Inc., Interstate FiberNet, Inc., the subsidiary guarantors listed on the signature pages thereof, the banks, financial institutions and other institutional lenders listed on the signature pages thereof (collectively, the "ITC/\DeltaCom Lenders"), Morgan Stanley Senior Funding, Inc., as administrative agent, Morgan Stanley & Co. Incorporated, as collateral agent (the "ITC/\DeltaCom Financing"), and (ii) the Credit Agreement, dated as of March 30, 2003, among Business Telecom, Inc., BTI Telecom Corp., Business Telecom of Virginia, Inc., FS Multimedia, Inc., General Electric Capital Corporation, as Agent and Lender, Banc of America Strategic Solutions, Inc., and Export Development Canada (f/k/a Export Development Corporation (collectively the "BTI Lenders"), as amended (the "BTI Financing," and together with the ITC/\DeltaCom Financing, as modified, amended or created, the "Post-Merger Facility"), in connection with the proposed combination of the Companies (the "Merger"). The Companies hereby accept this commitment and agree to be bound by the terms and conditions as set forth in the term sheet annexed hereto on Exhibit A (the "Term Sheet") and as contained herein.

          1.  Complete Agreement; No Oral Modifications.
              -----------------------------------------

          This commitment letter embodies the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior proposals, letters of intent, negotiations, or agreements, whether written or oral, relating to the subject matter hereof. This letter may not be modified, amended, supplemented, or otherwise changed, except by a document in writing signed by the parties hereto.

          2.  Indemnification.
              ---------------

          The Companies agree to indemnify, defend, and hold the ITC/\DeltaCom Lenders, the BTI Lenders and their respective affiliates, and the directors, officers, employees, agents, attorneys and representatives of any of them, harmless from and against any and all claims, damages, liabilities, costs, and expenses (including legal fees, expenses, and disbursements) that may be incurred by or asserted against any such parties in connection with or arising out of any investigation, litigation, or proceeding related to the transactions contemplated hereby. The foregoing indemnification obligation of the Companies shall apply irrespective of whether definitive documentation for the subject transaction is executed or whether the financing contemplated by the Post-Merger Facility is consummated. Under no circumstances shall any ITC/\DeltaCom Lender, BTI Lender or any of their respective affiliates be liable to any party under this letter or to any other person for any punitive, exemplary, consequential or indirect damages in connection with this letter, the ITC/\DeltaCom Financing, the BTI Financing, the Post-Merger Facility or any documentation related thereto or any other financing, regardless of whether the commitment herein is terminated or the financing contemplated by this letter closes.

          3.  Confidentiality.
              ---------------

          The contents of this commitment letter are confidential. The Companies agree that they will not show, circulate, or otherwise disclose this letter or its contents to any other Person (other than its officers, employees, attorneys, and advisors, on a need-to-know basis), other than as required by law, regulation or legal process. Without limiting the foregoing, ITC/\DeltaCom and the WCAS Securityholders (as defined in the Term Sheet) each may file a copy of this commitment letter and the Term Sheet with the Securities and Exchange Commission ("SEC") together with the Merger Documents (as defined herein) or in connection with the Merger. Once filed with the SEC, the parties hereto may show, circulate or otherwise disclose this commitment letter or its contents to any other Person. If this commitment letter is not accepted by the Companies, the Companies immediately shall return to the ITC/\DeltaCom Lenders and the BTI Lenders all originals and copies of this commitment letter, and any summaries thereof which the Companies or its officers, employees, attorneys, or advisors may have created. Prior to acceptance of this commitment letter, any disclosure by the Companies in violation hereof shall be deemed to constitute the Companies' acceptance of this commitment letter and agreement to be bound by the terms and conditions contained herein. Notwithstanding anything to the contrary set forth herein or in any other agreement to which the parties hereto are parties or by which they are bound, the obligations of confidentiality contained herein and therein, as they relate to the transactions contemplated hereby or by the Merger Documents, shall not apply to the federal tax structure or federal tax treatment of such transactions, and each party hereto (and any employee, representative, or agent of any party hereto) may disclose to any and all persons, without limitation of any kind, the federal tax structure and federal tax treatment of such transactions. The preceding sentence is intended to cause the transactions to be treated as not having been offered under conditions of confidentiality for purposes of Section 1.6011-4(b)(3) (or any successor provision) of the Treasury Regulations promulgated under Section 6011 of the Internal Revenue Code of 1986, as amended, and shall be construed in a manner consistent with such purpose. In addition, each party hereto acknowledges that it has no proprietary or exclusive rights to the federal tax structure of any transaction contemplated hereby or the Merger Documents or any federal tax matter or federal tax idea related to any transaction contemplated hereby of by the Merger Documents.

          4.  Conditions to Effectiveness.
              ---------------------------

          The Companies, the ITC/\DeltaCom Lenders and the BTI Lenders each acknowledge and agree that the commitments set forth herein are subject to the following conditions:

          (a) Each of the conditions precedent set forth in the Term Sheet as if fully set forth herein;

          (b) Negotiation, execution and delivery of final documentation incorporating and otherwise consistent with the terms and conditions set forth in the Term Sheet in a manner acceptable to each of the ITC/\DeltaCom Lenders and the BTI Lenders;

          (c) Consummation of the transactions contemplated by the documents and forms of agreements submitted to the Lenders on or before the date hereof regarding the Merger (the "Merger Documents") in the manner set forth in the Merger Documents (without modification, amendment or supplementation, or other changes or the waiver of any conditions thereto, in any material respect other than those consented to in writing by the ITC/\DeltaCom Lenders and the BTI Lenders) on or before December 31, 2003; and

          (d) There having occurred after the date hereof no default or event of default under the ITC/\DeltaCom Facility or the BTI Facility (that had not occurred and identified to lenders in writing and had been continuing or otherwise waived in writing as of the date hereof) or any amendment to the documentation evidencing the ITC/\DeltaCom Facility.

          5.  Amendments.
              ----------

          Neither this letter nor the Term Sheet may be amended without the prior written agreement of each party hereto.

          6.  Binding Effect.
              --------------

          This commitment letter shall be binding upon, and inure to the benefit of, and be enforceable by successors and assigns of the parties and their successors and assigns, including transferees of interests in the ITC/\DeltaCom Facility or the BTI Facility on or after the date hereof.

          7.  Effect on Existing ITC/\DeltaCom Facility or the BTI Facility;
              -------------------------------------------------------------
Relationship of Parties.
-----------------------

          Each of the ITC/\DeltaCom Facility or the BTI Facility shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of each of the respective parties thereto. The relationships of (i) the ITC/\DeltaCom Lenders, on the one hand, and each other party to the ITC/\DeltaCom Facility, on the other hand, and
(ii) the BTI Lenders, on the one hand, and each other party to the BTI

Facility, on the other hand, have been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. The ITC/\DeltaCom Lenders and the BTI Lenders are not, and no actions hereunder shall be deemed to create of imply any relationship between such parties as, joint venturers or partners. Nothing contained in this letter or the Term Sheet, or any instrument, document or agreement delivered in connection herewith, shall be deemed or construed to create a fiduciary relationship between or among the parties.

          8.  GOVERNING LAW; JURY WAIVER.
              --------------------------

          THIS LETTER SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF NEW YORK AND THE VALIDITY OF THIS LETTER, AND THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO RELATING TO CLAIMS OR CAUSES OF ACTION ARISING IN CONNECTION HEREWITH SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANIES AND LENDERS HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS LETTER, OR IN ANY WAY RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO WITH RESPECT TO THIS LETTER, OR THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW OR HEREAFTER ARISING, IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. THE COMPANIES AND LENDERS HEREBY AGREE THAT ANY SUCH CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE OTHER PARTY HERETO TO WAIVE ITS RIGHT TO TRIAL BY JURY.

          9.  Counterparts, Expiration.
              ------------------------

          This commitment letter may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Letter shall be of no force and effect unless and until six fully executed originals of this Commitment Letter are delivered to each of Wells Fargo Bank Minnesota, National Association (as agent for the ITC/\DeltaCom Lenders) in care of Torys LLP, 237 Park Avenue, New York, New York 10017, Attention: Emanuel C. Grillo and General Electric Capital Corporation (as agent for the BTI Lenders) at 2325 Lakeview Parkway, Suite 700, Alpharetta, GA 30004 on or before 5:00 p.m. EST on July 2, 2003. This commitment letter will terminate on December 31, 2003 if the transactions contemplated by the Merger Documents are not consummated before such date; provided, however, that the parties' respective rights and obligations under Sections 2 and 3 will survive any such termination.

                                        Very truly yours,

                                        THE ITC/\DELTACOM REQUIRED LENDERS:

                                        WELLS FARGO BANK
                                        MINNESOTA, NATIONAL ASSOCIATION,
                                        as Successor Agent


                                        By:
                                           ------------------------------------
                                           Name:
                                           Title:

                                        PW WILLOW FUND, L.L.C.
                                        By Bond Street Capital LLC


                                        By: /s/ Sam S. Kim
                                           ------------------------------------
                                           Name:   Sam S. Kim
                                           Title:  Managing Member

                                        ELC (CAYMAN) LTD. 2000-1
                                        By David L. Babson & Company Inc.,
                                        as Collateral Manager


                                        By: /s/ Adrienne Musgnug
                                           ------------------------------------
                                           Name:  Adrienne Musgnug
                                           Title: Managing Director


                                        MASSACHUSETTS MUTUAL LIFE
                                        INSURANCE COMPANY


                                        By: /s/ Adrienne Musgnug
                                           ------------------------------------
                                           Name:  Adrienne Musgnug
                                           Title: Managing Director


                                        SUFFIELD CLO, LIMITED
                                        By David L. Babson & Company Inc.,
                                        as Collateral Manager

                                        By: /s/ Adrienne Musgnug
                                           ------------------------------------
                                           Name:  Adrienne Musgnug
                                           Title: Managing Director



                                        TRYON CLO LTD. 2000-1
                                        By David L. Babson & Company Inc.,
                                        as Collateral Manager

                                        By: /s/ Adrienne Musgnug
                                           ------------------------------------
                                           Name:  Adrienne Musgnug
                                           Title: Managing Director

                                        GOLDENTREE HIGH YIELD MASTER FUND, LTD.
                                        By Goldentree Asset Management, L.P.


                                        By:  /s/ Steven Shapiro
                                           ------------------------------------
                                           Name:   Steven Shapiro
                                           Title:  Portfolio Manager


                                        GOLDENTREE HIGH YIELD OPPORTUNITIES I,
                                        L.P.
                                        By Goldentree Asset Management, L.P.

                                        By:  /s/ Steven Shapiro
                                           ------------------------------------
                                           Name:   Steven Shapiro
                                           Title:  Portfolio Manager


                                        GOLDENTREE HIGH YIELD OPPORTUNITIES II,
                                        L.P.
                                        By Goldentree Asset Management, L.P.

                                        By:  /s/ Steven Shapiro
                                           ------------------------------------
                                           Name:   Steven Shapiro
                                           Title:  Portfolio Manager


                                        DB STRUCTURED PRODUCTS INC.
                                        By Goldentree Asset Management, L.P.

                                        By:  /s/ Steven Shapiro
                                           ------------------------------------
                                           Name:   Steven Shapiro
                                           Title:  Portfolio Manager


                                        GOLDENTREE LOAN OPPORTUNITIES I, LIMITED
                                        By Goldentree Asset Management, L.P.

                                        By:  /s/ Steven Shapiro
                                           ------------------------------------
                                           Name:   Steven Shapiro
                                           Title:  Portfolio Manager

                                        SAFETY NATIONAL CASUALTY CORPORATION
                                        By Goldentree Asset Management, L.P.


                                        By:   /s/ Steven Shapiro
                                           ------------------------------------
                                           Name:  Steven Shapiro
                                           Title: Portfolio Manager


                                        ALPHA U.S. SUBFUND II, LLC
                                        By Goldentree Asset Management, L.P.


                                        By:       /s/ Steven Shapiro
                                           ------------------------------------
                                           Name:   Steven Shapiro
                                           Title:  Portfolio Manager

                                        SANKATY ADVISORS,  LLC, as Collateral
                                        Manager for Brant Point II CBO 2000-1
                                        LTD., as Term Lender


                                        By:       /s/ Timothy M. Barns
                                           ------------------------------------
                                           Name:  Timothy M. Barns
                                           Title:        SVP


                                        SANKATY ADVISORS,  LLC, as Collateral
                                        Manager for Great Point CLO 1999-1 LTD., as Term Lender


                                        By:       /s/ Timothy M. Barns
                                           ------------------------------------
                                           Name:  Timothy M. Barns
                                           Title:        SVP


                                        SANKATY HIGH YIELD PARTNERS III, L.P.


                                        By:       /s/ Timothy M. Barns
                                           ------------------------------------
                                           Name:  Timothy M. Barns
                                           Title:        SVP


                                        SANKATY HIGH YIELD PARTNERS II, L.P.

                                        By:       /s/ Timothy M. Barns
                                           ------------------------------------
                                           Name:  Timothy M. Barns
                                           Title:        SVP


                                        SANKATY HIGH YIELD ASSET PARTNERS, L.P.

                                        By:       /s/ Timothy M. Barns
                                           ------------------------------------
                                           Name:  Timothy M. Barns
                                           Title:        SVP

                                        SANKATY CREDIT OPPORTUNITIES, L.P.


                                        By: /s/ Timothy M. Barns
                                           ------------------------------------
                                           Name:  Timothy M. Barns
                                           Title: SVP

                                        PACIFICA PARTNERS I, LP


                                        By: /s/ Sean R. Walker
                                           ------------------------------------
                                           Name:  Sean R. Walker
                                           Title: SVR

                                        THE BTI LENDERS:

                                        GENERAL ELECTRIC CAPITAL
                                        CORPORATION, as Agent and Lender


                                        By:         /s/  Todd B. Faust
                                           ------------------------------------
                                           Name:  Todd B. Faust
                                           Title: Authorized Signatory

                                        BANC OF AMERICA STRATEGIC SOLUTIONS,INC.


                                        By:      /s/  John W. Woodiel III
                                           ------------------------------------
                                           Name:  John W. Woodiel III
                                           Title: Managing Director

                                        EXPORT DEVELOPMENT CANADA (f/k/a
                                        Export Development Corporation)


                                        By:        /s/  Kevin Skilliter
                                           ------------------------------------
                                           Name:  Kevin Skilliter
                                           Title: Loan Asset Manager


                                        By:         /s/  Lynda Bernst
                                           ------------------------------------
                                           Name:  Lynda Bernst
                                           Title: Portfolio Manager

Acknowledged and Agreed
as of the date first written above


ITC/\DELTACOM, INC.


By:         /s/  Doug Shumate
   ------------------------------------
   Name:  Doug Shumate
   Title: Snr. V.P.CFO


INTERSTATE FIBERNET, INC.


By:         /s/  Doug Shumate
   ------------------------------------
   Name:  Doug Shumate
   Title: Snr. V.P.CFO


ITC/\DELTACOM COMMUNICATIONS , INC.


By:         /s/  Doug Shumate
   ------------------------------------
   Name:  Doug Shumate
   Title: Snr. V.P.CFO


DELTACOM INFORMATION SYSTEMS, INC.


By:          /s/  Doug Shumate
   ------------------------------------
   Name:  Doug Shumate
   Title: Snr. V.P.CFO


BUSINESS TELECOM, INC.


By:      /s/  J.W. Braukman, III
   ------------------------------------
   Name:  John W. Braukman, III
   Title: CFO/COO

BTI TELECOM CORP.


By:      /s/  J.W. Braukman, III
   ------------------------------------
   Name:  John W. Braukman, III
   Title: CFO/COO


BUSINESS TELECOM OF VIRGINIA, INC.


By:      /s/  J.W. Braukman, III
   ------------------------------------
   Name:  John W. Braukman, III
   Title: CFO/COO


FS MULTIMEDIA, INC.


By:      /s/  J.W. Braukman, III
   ------------------------------------
   Name:  John W. Braukman, III
   Title: CFO/COO

                                                                       Exhibit A
                                                                       ---------
                                                               Execution Version

                           ITC/\DELTACOM, INC. ("ITC")

                  Proposed Amendment and Restatement to Senior
                            Secured Credit Facilities
                          Term Sheet Dated July 2, 2003

     The terms set out in this Term Sheet, in the absence of a fully executed and delivered commitment agreement, do not constitute a commitment to amend the ITC Amended and Restated Credit Agreement, dated as of October 29, 2002 (the "Existing Credit Agreement"), nor does this Term Sheet constitute consent for the Borrower to enter into an additional facility to be financed by the lenders to BTI Telecom Corp. and its affiliates (collectively, "BTI") in connection with the acquisition of BTI by ITC. Any amendment of the Existing Credit Agreement is subject to, inter alia, the approval of the Lenders thereunder (the "ITC Lenders") and execution and delivery of satisfactory documentation. In addition, any amendment or refinancing of the BTI Credit Agreement, dated as of March 30, 2001, as amended (the "BTI Facility"), is subject to, inter alia, the approval of the lenders under the BTI Facility (the "BTI Lenders") and execution and delivery of satisfactory documentation. Unless otherwise stated in this Term Sheet or as may be required by (or consistent with) this Term Sheet, it is intended that the provisions of the Existing Credit Agreement will not be amended. Any capitalized terms used herein and not defined herein shall have the meanings set forth in the Existing Credit Agreement.

Borrower:                               Interstate FiberNet, Inc.

Guarantors:                             The Post-Merger First Lien Facilities
                                        (as defined below) and the Post-Merger
                                        Second Lien Facility (as defined below)
                                        shall be guaranteed by ITC and each of
                                        its direct and indirect subsidiaries
                                        (excluding the Borrower), including,
                                        without limitation, BTI Telecom Corp.
                                        and BTI Telecom Corp.'s subsidiaries
                                        (collectively, the "Guarantors" and when taken together with the Borrower, the "Loan Parties"). Each Loan Party shall secure its obligations in respect of such Facilities with a pledge of all of its assets.

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

Lenders: The ITC Lenders and the BTI Lenders, in respect of the Post-Merger First Lien Facilities and, to the extent provided herein, the Post-Merger Second Lien Facility.

Administrative Agent and
Collateral Agent under the
Post-Merger First Lien
Facilities (the "First Lien Agent"):    Wells Fargo Bank Minnesota, N.A.

Administrative Agent and
Collateral Agent under the
Post-Merger Second Lien
Facility (the "Second Lien Agent"):     General Electric Capital Corporation

Amount (the "Loans"):                   Term Loans in the amount
                                        of all principal outstanding under the
                                        Existing Facilities (as defined below)
                                        and the BTI Facility. All outstanding
                                        current interest under the Existing
                                        Credit Agreement and the BTI Facility
                                        shall be paid on the Closing Date (as
                                        defined below). Outstanding current
                                        interest shall not include past-due or
                                        PIK interest payable to the BTI Lenders
                                        and any such amounts shall be added to
                                        the outstanding principal amount of the
                                        Second Lien Facility. Any outstanding
                                        and unfunded commitments under the BTI
                                        Facility shall be terminated.

Closing Date:                           The closing date under the
                                        Post-Merger First Lien Facilities and
                                        the Post-Merger Second Lien Facility
                                        (the "Closing Date") shall be the
                                        closing date under the Agreement and
                                        Plan of Merger (the "Merger Agreement")
                                        among ITC, BTI and the other parties
                                        identified therein pursuant to which ITC will acquire BTI and Welsh, Carson, Anderson & Stowe VIII, L.P. and its
                                        Affiliates and related Persons
                                        (collectively, the "WCAS

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        Securityholders") will make a new
                                        investment in ITC, as described below.

Maturity Date:                          As set forth under the Existing
                                        Credit Agreement (June 30, 2006) for (i) funds advanced under Tranche 1 Term B
                                        Advances and Tranche 2 Term B Advances
                                        of the Existing Credit Agreement (the
                                        "Existing Facilities") and (ii)
                                        $30,000,000 in principal amount of the
                                        BTI Facility, all equally secured by the First Lien (as defined below) (together, the "Post-Merger First Lien
                                        Facilities"); and, with respect to the
                                        remaining $55,715,294 in principal
                                        amount of the BTI Facility secured by
                                        the Second Lien (as defined below) (the
                                        "Post-Merger Second Lien Facility"),
                                        June 30, 2008

Scheduled Amortization:                 The Post-Merger First Lien Facilities
                                        shall amortize on the same schedule as
                                        the Existing Facilities (with the amount of each such scheduled payment to be increased based upon the additional amounts outstanding under the
                                        Post-Merger First Lien Facilities on the
                                        Closing Date), on a pro rata basis.
                                        There shall be no amortization of the
                                        Post-Merger Second Lien Facility before
                                        the Post-Merger First Lien Facilities
                                        have been indefeasibly repaid in full in cash.

                                        Upon repayment of all amounts
                                        outstanding under the Post-Merger First
                                        Lien Facilities, the amortization of the aggregate unpaid principal amount of the Post-Merger Second Lien Facility shall occur as follows: (i) there shall be mandatory prepayment event provisions identical in all material respects to such provisions under the Post-Merger First Lien Facilities and which shall become operative at that time and shall apply to any such mandatory prepayment events which occur thereafter, but not before; and (ii) such

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        aggregate unpaid principal amount shall
                                        be amortized as follows:

                                        3Q, 4Q/2006; 1Q/2007         $3,979,644

                                        2Q/2007                     $13,979,644

                                        3Q/4Q/2007; 1Q/2008            $646,331

                                        June 30, 2008               $27,857,647

Interest Rate:                          As set forth in the Existing Credit
                                        Agreement (including as to timing and
                                        manner of payment) with respect to the
                                        Post-Merger First Lien Facilities and
                                        the Post-Merger Second Lien Facility;
                                        provided that (i) the Lenders under the
                                        Post-Merger Second Lien Facility shall
                                        not be entitled to any increase of 50
                                        basis points pursuant to Section
                                        5.02(f)(vii) of the Existing Credit
                                        Agreement whether or not the Lenders
                                        under the Post-Merger First Lien
                                        Facilities are entitled to such an
                                        increase, and (ii) subject to clause (i) of this proviso, all amounts outstanding under the Post-Merger Second Lien
                                        Facility shall, absent default, bear
                                        interest at a rate that is 25 basis
                                        points higher than the non-default rate
                                        applicable to amounts outstanding under
                                        the Post-Merger First Lien Facilities,
                                        any Permitted Refinancing (as defined
                                        below) or any Receivables Financing (as
                                        defined below) as applicable, but in no
                                        event less than the rates set forth in
                                        the Second Lien Credit Agreement (as
                                        defined below) on the Closing Date.

Security:                               The obligations of the Borrower and the
                                        Guarantors relating to the Post-Merger
                                        First Lien Facilities shall be secured
                                        by first priority liens on, and security interests in (the "First Lien"), all of the assets of the

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        Borrower and the Guarantors (the
                                        "Collateral"), subject to Permitted
                                        Liens.

                                        The obligations of the Borrower and the
                                        Guarantors relating to the Post-Merger
                                        Second Lien Facility shall be secured by second priority liens on, and security interests in (the "Second Lien"), the Collateral, subject to Permitted Liens.

Intercreditor Rights and Agreement:     The First Lien holders and the Second
                                        Lien holders shall enter into, in
                                        addition to the other documents
                                        described below, an intercreditor
                                        agreement (the "Intercreditor
                                        Agreement"), acknowledging that the
                                        liens and security interests granted to
                                        the First Lien holders in the Collateral shall be senior in priority and in right of payment in all respects to the liens and security interests to the Second
                                        Lien holders, in form and substance
                                        satisfactory to the parties to evidence
                                        the agreed-upon relationship between the
                                        First Lien holders and the Second Lien
                                        holders and, subject to the provisions
                                        of this Term Sheet and not inconsistent
                                        herewith, otherwise to document

                                        (i)   the agreement of all Lenders not
                                              to contest the validity of Liens
                                              in favor of the First Lien holders
                                              and the Second Lien holders,

                                        (ii)  certain limited approval rights of
                                              the Lenders under the Post-Merger
                                              Second Lien Facility only with
                                              respect to waivers, consents and
                                              amendments of or under the
                                              Post-Merger First Lien Facilities
                                              and/or any Permitted Refinancings
                                              in respect of any changes in the
                                              principal amount, or material
                                              changes in interest rates or in
                                              the

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                              extension of the amortization
                                              schedule of the Post-Merger First
                                              Lien Facilities and/or any
                                              Permitted Refinancings or any
                                              amendment, waiver or modification
                                              to the limitations set forth in
                                              Section 502(a) under the First
                                              Lien Credit Agreement in respect
                                              of proposed Liens of equal or
                                              higher priority to the Liens of
                                              the Second Lien holders,

                                        (iii) the consent of the Required
                                              Lenders under the Post-Merger
                                              First Lien Facilities required to
                                              make any changes to the principal
                                              amount, the interest rates or
                                              fees, maturity or amortization
                                              schedule, covenants, events of
                                              default or other material
                                              provisions of the Post-Merger
                                              Second Lien Facility, or

                                        (iv)  the consent of the Required
                                              Lenders under the Post-Merger
                                              First Lien Facilities and under
                                              the Post-Merger Second Lien
                                              Facility to any changes to the
                                              Intercreditor Agreement.

                                        Except as provided herein, the Lenders
                                        under the Post-Merger Second Lien
                                        Facility will agree to waive compliance
                                        with, modify or amend any covenant or
                                        other term or provision under the
                                        Post-Merger Second Lien Facility (other
                                        than Sections 2.05(b)(ii), 5.02(a), (e),
                                        (g), (k) and (q) in respect of the Total
                                        Leverage Ratio Covenant and the Interest
                                        Coverage Ratio Covenant applicable to
                                        the Post-Merger Second Lien Facility) to the extent the Agent and the Lenders under the Post-Merger First Lien Facilities have agreed to waive compliance with, modify or amend any similar covenant or other term or

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        provision under the Post-Merger First
                                        Lien Facilities.

                                        The Second Lien shall be a "silent lien" as long as the Post-Merger First Lien Facilities or any Permitted Refinancings remain outstanding, so that no action in the nature of remedies may be taken by the Second Lien holders, and any interest in the Collateral must be released upon the request of the First Lien holders to the extent the same is permitted by the Post-Merger First Lien Facilities and all proceeds of the transaction which is the subject of such release are used solely for the purpose of repaying (and permanently reducing) obligations under the Post-Merger First Lien Facilities and/any Permitted Refinancings, until the Post-Merger First Lien Facilities and/any Permitted Refinancings have been indefeasibly repaid in full in cash, except as follows (subject, in each instance, to the payment over to the First Lien holders of any proceeds of such action until such time as the Post-Merger First Lien Facilities and/or any Permitted Refinancings have been indefeasibly repaid in full in cash):

                                        (i)   Upon (A) any default in the
                                              payment of interest or fees under
                                              the Post-Merger Second Lien
                                              Facility or (B) any default under
                                              the Post-Merger Second Lien
                                              Facility arising from the breach
                                              of the Financial Covenants (as
                                              applicable to the Post-Merger
                                              Second Lien Facility set forth
                                              herein) or the Second Lien
                                              Negative Covenants (as defined
                                              below), the Second Lien holders
                                              may take actions in the nature of
                                              remedies following a standstill
                                              period of 270 days after written
                                              notice of such default to the
                                              First Lien Agent; provided, that
                                              in

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                              the case of any breach of the
                                              Second Lien Negative Covenants in
                                              respect of Sections 5.02(e), (g)
                                              and (k), the standstill period
                                              shall be 90 days after written
                                              notice of such default to the
                                              First Lien Agent;

                                        (ii)  Upon (A) any default in the
                                              payment of any scheduled
                                              amortization payment under the
                                              Post-Merger Second Lien Facility,
                                              or (B) any default in the payment
                                              in full of all obligations under
                                              the Post-Merger Second Lien
                                              Facility at maturity, (subject to
                                              the 270-day standstill period in
                                              clause (i) above), the Second Lien
                                              holders may accelerate all
                                              obligations under the Post-Merger
                                              Second Lien Facility and may
                                              commence legal action in the
                                              nature of remedies; provided that,
                                              the First Lien holders have not
                                              commenced any similar action in
                                              which case the Second Lien holders
                                              and may join any such action
                                              pursuant to clause (iii) below;

                                        (iii) Upon the commencement of legal
                                              action in the nature of remedies
                                              by the First Lien holders against
                                              the Borrower or the Guarantors,
                                              the Second Lien holders may join
                                              any foreclosure or enforcement
                                              proceeding commenced by the First
                                              Lien holders and shall cooperate
                                              with the First Lien holders in any
                                              such foreclosure or enforcement
                                              action; and

                                        (iv)  Upon the occurrence of an
                                              insolvency event, the Second Lien
                                              holders may file a proof of claim
                                              but may not object to (1) the use
                                              of cash collateral or other
                                              financings approved by the First
                                              Lien holders, (2) the priority and
                                              validity of

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                              the First Lien on the Collateral
                                              or (3) the sale of Collateral free
                                              and clear of all Liens approved by
                                              the First Lien holder; provided
                                              that in connection with any sale
                                              of the Collateral, the Second Lien
                                              holders shall have the right to
                                              purchase the rights and claims of
                                              the First Lien holders at par and
                                              shall retain their right to credit
                                              bid their secured claim at any
                                              such sale in accordance with
                                              Section 363(k) of the United
                                              States Bankruptcy Code.

                                        Upon indefeasible payment in full in
                                        cash of the obligations under the
                                        Post-Merger First Lien Facilities and/or any Permitted Refinancings, the obligations relating to the Post-Merger Second Lien Facility shall be secured by first priority liens on, and security interests in, all of the assets of the Collateral subject to Permitted Liens and any standstill periods set forth above shall immediately terminate.

Documentation:                          The Post-Merger First Lien Facilities
                                        shall be incorporated into an amendment
                                        and restatement of the Existing Credit
                                        Agreement (the "First Lien Credit
                                        Agreement"), and the Post-Merger Second
                                        Lien Facility shall be addressed in a
                                        separate Credit Agreement (the "Second
                                        Lien Credit Agreement"), unless the ITC
                                        Lenders and the BTI Lenders mutually
                                        agree that the Post-Merger First Lien
                                        Facilities and the Post-Merger Second
                                        Lien Facility shall be addressed in a
                                        single credit agreement. Subject to the
                                        provisions of this Term Sheet, the
                                        representations and warranties,
                                        affirmative covenants, events of default and other applicable provisions of the First Lien Credit Agreement and the
                                        Second Lien Credit Agreement shall in
                                        form and scope be

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        identical in all material respects and
                                        subject to the terms of the
                                        Intercreditor Agreement. In addition to
                                        the foregoing and notwithstanding
                                        anything to the contrary set forth
                                        herein, the Post-Merger Second Lien
                                        Facility shall contain (A) negative
                                        covenants (other than the financial
                                        covenants) substantially similar in all
                                        material respects but "stepped-back" as
                                        applicable from the negative covenants
                                        in the First Lien Credit Agreement (the
                                        "Second Lien Negative Covenants") to the applicable provisions of the First Lien Credit Agreement and (B) financial covenants identical in all material respects to the applicable provisions of the First Lien Credit Agreement existing on the Closing Date, except that such covenants shall only reflect the covenant level applicable to the Borrower on the Closing Date, and not be subject to adjustment for future periods. For purposes of illustration, the Total Leverage Ratio Covenant to be included in the Second Lien Credit Agreement shall be set at 5.5x for all periods prior to repayment in full in case of the obligations under the Post-Merger First Lien Facilities and/or any Permitted Refinancings.

Mandatory Prepayment Provisions,
including Excess Cash Flow, and
Optional Prepayment Provisions:         As set forth in the Existing Credit
                                        Agreement (except as stated below) for
                                        the Post-Merger First Lien Facilities,
                                        with funds to be applied on a pro rata
                                        basis.

Representations and Warranties:         As set forth in the Existing Credit
                                        Agreement and as customary and
                                        appropriate for transactions of this
                                        type.

EBITDA: For purposes of computing EBITDA, all restructuring charges incurred under or in

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        connection with the transactions
                                        contemplated by the Merger Agreement
                                        shall be treated as set forth in clause
                                        (h) of the definition of EBITDA in the
                                        Existing Credit Agreement, provided that the requirements of such clause (h) are satisfied.

Change of Control:                      The definition of "Existing
                                        Stockholders" shall be amended to refer
                                        to the "WCAS Securityholders and their
                                        Affiliates," (and not the current
                                        "Existing Shareholders") as WCAS
                                        Securityholders is defined for purposes
                                        of this Term Sheet.

Affirmative Covenants:                  As set forth in the Existing Credit
                                        Agreement.

Financial Covenants:                    In addition to those set forth in the
                                        Existing Credit Agreement, the
                                        following:

                                        (A)  Minimum Cash Covenant, which shall
                                             provide that ITC shall have no less
                                             than $10,000,000 of unrestricted
                                             cash on hand at any time.

                                        (B)  Total Leverage Ratio Covenant,
                                             which shall be defined as the ratio
                                             of "total debt" to LTM EBITDA
                                             (pursuant to which EBITDA shall not
                                             be adjusted as provided in Section
                                             5.02(q)(ii)(B)(1)). Total debt
                                             shall be defined to include all
                                             amounts outstanding under long-term
                                             debt agreements, notes or capital
                                             leases of all Loan Parties on a
                                             Consolidated basis (including, for
                                             avoidance of doubt, all Debt
                                             Incurred pursuant to Sections
                                             5.02(b)(i)-(vi) and all Assumed BTI
                                             Debt (as defined below). As of the
                                             last day of each quarter, the ratio
                                             under the Post-Merger First Lien
                                             Facilities shall not be greater
                                             than:

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                             4Q/2003 - 2Q/2004              5.5

                                             3Q/2004 - 4Q/2004              5.0

                                             1Q/2005 - Maturity Date        4.5

                                        (C)  Interest Coverage Ratio (pursuant
                                             to which EBITDA shall not be
                                             adjusted as provided in Section
                                             5.02(q)(ii)(B)(1)). On a
                                             Consolidated basis, as of the last
                                             day of each quarter, based on the
                                             trailing two quarters, the ratio
                                             under the Post-Merger First Lien
                                             Facilities shall not be less than:

                                             4Q/2003 - 2Q/2004              2.5

                                             3Q/2004 - 4Q/2004              3.0

                                             1Q/2005 - 2Q/2005              3.5

                                             3Q/2005 - Maturity Date        4.0

                                        The Borrower shall have a period of 60
                                        days (inclusive of any other cure
                                        periods set forth in the Existing Credit
                                        Agreement) to cure any violation of any
                                        financial covenant before such violation shall become a Default or an Event of Default.

                                        If the Closing Date occurs on or before
                                        September 30, 2003, any Debt Incurred by the Loan Parties in connection with ITC's acquisition of BTI shall be excluded from the definition of "Senior Debt" for purposes of determining compliance by the Loan Parties with the Senior Debt Ratio with respect to the quarter ending September 30, 2003.

Negative Covenants:                     As set forth in the Existing Credit
                                        Agreement, except as follows:

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        (A)  The negative covenants in the
                                             Existing Agreement shall be amended
                                             to permit the Incurrence of the
                                             Debt and granting of the Liens with
                                             respect to the Post-Merger First
                                             Lien Facilities and the Post-Merger
                                             Second Lien Facility in the manner
                                             set forth in this Term Sheet;

                                        (B)  Section 5.02(a)(v) shall be amended
                                             by deleting it in its entirety and
                                             replacing it with "Liens securing
                                             the Subordinated Debt permitted by
                                             Section 5.02(b)(ii) subordinated
                                             and junior in priority to the Liens
                                             securing the Post-Merger First Lien
                                             Facilities and the Post-Merger
                                             Second Lien Facility on terms and
                                             conditions acceptable to the Agent
                                             and the Required Lenders";

                                        (C)  The proviso in first sentence of
                                             Section 5.02(b) shall be amended to
                                             provide that ITC and its
                                             Subsidiaries may Incur Debt
                                             (including, for avoidance of doubt,
                                             all Debt Incurred pursuant to
                                             Sections 5.02(b)(i)-(vi)) if, after
                                             giving effect to the Incurrence of
                                             such Debt and the receipt and
                                             application of the proceeds
                                             therefrom, the Interest Coverage
                                             Ratio (amended as set forth in this
                                             Term Sheet), the Total Leverage
                                             Ratio and the other financial
                                             covenants are satisfied;

                                        (D)  Section 5.02(b)(ii) permitting the
                                             Subordinated Debt of the Parent and
                                             the Borrower shall be amended to
                                             provide that (i) the aggregate
                                             amount of such permitted
                                             Subordinated Debt shall be reduced
                                             from $50,000,000 to $30,000,000
                                             (excluding Debt under the
                                             Post-Merger Second Lien Facility),
                                             (ii) the Incurrence of such
                                             permitted

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                             Subordinated Debt shall be made
                                             subject to the limitations of
                                             clauses (2) and (3) of Section
                                             5.02(b)(v)(where the terms "Loan
                                             Documents" and "Facilities" therein
                                             shall include the First Lien Credit
                                             Agreement, the Second Lien Credit
                                             Agreement, the Post-Merger First
                                             Lien Facilities and the Post-Merger
                                             Second Lien Facility, as
                                             applicable) and the financial
                                             covenants herein, (iii) the term
                                             "Loans" set forth in the definition
                                             of Subordinated Debt shall include
                                             the obligations outstanding under
                                             the Post-Merger First Lien
                                             Facilities and the Post-Merger
                                             Second Lien Facility, as
                                             applicable, and (iv) the Required
                                             Lenders under both the Post-Merger
                                             First Lien Facilities and the
                                             Post-Merger Second Lien Facility
                                             have approved the terms of
                                             subordination;

                                        (E)  Clause (ii) of Section 5.02(d)
                                             shall be amended to delete the
                                             reference to Section 5.02(a)(v),
                                             and clause (v) of Section 5.02(d)
                                             shall be amended to expressly
                                             require compliance with Sections
                                             5.02(a), (b) and (f);

                                        (F)  Section 5.02(d) shall be further
                                             amended to permit ITC's acquisition
                                             of BTI by a merger of a newly
                                             formed direct, wholly-owned
                                             subsidiary of ITC with and into BTI
                                             Telecom Corp., which shall be the
                                             surviving corporation of such
                                             merger and, immediately after such
                                             merger, shall be a direct,
                                             wholly-owned subsidiary of ITC;

                                        (G)  Sections 5.02(d)(v) and (f)(vii)
                                             limiting permitted Mergers and
                                             Investments in other Persons shall
                                             be amended to

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                             (i) permit ITC to acquire all of
                                             the outstanding capital stock of
                                             another Person solely in exchange
                                             for the stock, shares or other
                                             equity securities of the Parent;
                                             provided that such Person has
                                             positive cash flow measured by (1)
                                             LTM EBITDA minus LTM Capital
                                             Expenditures; and (2) Current
                                             Assets minus unsecured debt assumed
                                             minus Capitalized Leases shall have
                                             a positive value; provided,
                                             further, that if ITC seeks to
                                             acquire another Person within 12
                                             months after the closing of its
                                             acquisition of BTI, the Chief
                                             Financial Officer of ITC shall
                                             certify that 60% of the synergies
                                             projected in the synergy study with
                                             respect to ITC's acquisition of BTI
                                             previously delivered to the Agent
                                             shall have been achieved; and (ii)
                                             provide that all other Investments
                                             in other Persons pursuant to
                                             Section 5.02(d)(v) or (f)(vii)
                                             shall require the consent of the
                                             Required Lenders;

                                        (H)  Section 5.02(e) shall be amended to
                                             add as clause (vi) thereof the
                                             following: "(vi) assignments, sales
                                             or other dispositions at fair
                                             market value of accounts receivable
                                             representing amounts owed to any
                                             Loan Party by any Person that is
                                             subject to a proceeding under the
                                             Bankruptcy Code";

                                        (I)  Clause (v) of Section 5.02(f)
                                             limiting Investments in other
                                             Persons shall be amended by
                                             deleting the reference therein to
                                             "$150,000,000" and substituting
                                             therefor reference to "$10,000,000"
                                             and by deleting the reference
                                             therein to "$10,000,000" and
                                             substituting therefor reference to
                                             "$2,000,000"; and

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        (J)  Section 5.02(h) shall be amended to
                                             provide that amendments of the
                                             certificate of incorporation and by
                                             laws or other constitutive
                                             documents of ITC and the other Loan
                                             Parties as contemplated by the
                                             Merger Agreement shall not be
                                             deemed to reasonably be expected to
                                             have a Material Adverse Effect.

Refinancing Rights:                     The Borrower shall have the right to
                                        refinance all (but not less than all) of the amounts outstanding under the
                                        Post-Merger First Lien Facilities from
                                        time to time, and to cause such
                                        refinancing to be secured and guaranteed in the same manner as the First Lien
                                        Credit Agreement, provided that (i) the
                                        principal amount of each such
                                        refinancing shall not exceed the then
                                        outstanding principal amount of the
                                        Post-Merger First Lien Facilities being
                                        refinanced, (ii) the maturity date of
                                        such facility shall not be earlier than
                                        the stated maturity date of the
                                        Post-Merger First Lien Facilities and
                                        (iii) to the extent the rate of interest and fees under such new financing exceed the rate of interest and fees under the Post-Merger First Lien Facilities, the rate of interest and fees under the Post-Merger Second Lien Facility shall be adjusted to maintain the spread existing between such rates and fees under the Post-Merger First Lien
                                        Facilities and the Post-Merger Second
                                        Lien Facility immediately prior to such
                                        new financing (each such refinancing, a
                                        "Permitted Refinancing"). Any right of
                                        approval with respect to a Permitted
                                        Refinancing shall be subject to approval by Required Lenders under the
                                        Post-Merger First Lien Facilities.

                                        The Borrower also shall have the right
                                        to incur additional Debt in an amount
                                        not to

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        exceed the amount then outstanding
                                        under the Post-Merger First Lien
                                        Facilities secured by the combined
                                        accounts receivable of the Loan Parties
                                        (a "Receivables Financing"), provided
                                        that: (i) all of the proceeds of such
                                        Receivables Financing are used solely to refinance all (but not less than all) of the amounts outstanding under the Post-Merger First Lien Facilities and all outstanding and unfunded commitments under the Post-Merger First Lien Facilities, if any, are terminated; (ii) the Required Lenders under the Post-Merger First Lien Facilities have approved such additional Debt; (iii) any one or more of the Lenders under the Post-Merger Second Lien Facility have a first right of refusal to match the offer the Borrower has received for such Receivables Financing; and (iv) upon the closing of such Receivables Financing, the Post-Merger Second Lien Facility is secured by a first priority lien on all assets of the Borrower and the Guarantors (other than the accounts receivable required to be pledged under the Receivables Financing), subject to Permitted Liens. Upon the satisfaction of the conditions set forth in the foregoing clauses (i) through (iv), the Lenders under the Post-Merger First Lien Facilities and the Post-Merger Second Lien Facility shall release their Liens on such accounts receivable.

                                        No Permitted Refinancing or Receivables
                                        Financing shall be permitted without the consent of the Lenders under the Post-Merger Second Lien Facility if such Permitted Refinancing or Receivables Financing shall affect the (i) the maturity date or any provision with respect to amortization of the Post-Merger Second Lien Facility or (ii) the rights and obligations contemplated by the Intercreditor Agreement

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        (except that the lenders under each
                                        Permitted Refinancing shall become
                                        parties to the Intercreditor Agreement).

                                        In addition to the foregoing, the
                                        Borrower shall have the right at any
                                        time to refinance the entire amount
                                        outstanding under and thereupon
                                        terminate the Post-Merger First Lien
                                        Facilities and, in connection therewith, to incur additional Debt in excess of the amount necessary to refinance the entire amount of the Post-Merger First Lien Facilities (a "Replacement Financing") if the following conditions are satisfied:

                                        (i)   the obligations outstanding under
                                              the Post-Merger Second Lien
                                              Facility and the Replacement
                                              Financing are secured, from and
                                              after the date of closing of the
                                              Replacement Facility, by the First
                                              Lien, on a pro rata basis;

                                        (ii)  the maximum aggregate principal
                                              amount permitted under the
                                              Replacement Financing (together
                                              with (a) the maximum aggregate
                                              principal amount permitted under
                                              any Receivables Financing and (b)
                                              the principal amount then
                                              outstanding under the Post-Merger
                                              Second Lien Facility) does not
                                              exceed $250,000,000;

                                        (iii) (A) the maturity date and
                                              amortization schedule under the
                                              Post-Merger Second Lien Facility
                                              shall not be affected, and (B) the
                                              rate of interest and fees under
                                              the Post-Merger Second Lien
                                              Facility shall be increased to
                                              equal any higher rate of interest
                                              or fees provided under any such
                                              Replacement Facility;

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        (iv)  the Borrower can demonstrate pro
                                              forma compliance with the
                                              financial covenants in the
                                              Post-Merger First Lien Facilities;
                                              and

                                        (v)   the term and provisions of the
                                              documents governing the
                                              Replacement Financing (including,
                                              without limitation, financial
                                              covenants and events of default)
                                              are substantially similar in all
                                              material respects to those
                                              contained in the First Lien Credit
                                              Agreement (subject to
                                              proportionate adjustment to
                                              reflect the increase, if any, in
                                              the amounts available under the
                                              Replacement Financing) or
                                              otherwise reasonably acceptable to
                                              the Lenders under the Second Lien
                                              Credit Agreement. If a Replacement
                                              Financing is closed and documented
                                              as a single facility, the
                                              Intercreditor Agreement will be
                                              terminated on the date of such
                                              closing.

Other Provisions:                       (A)   The definition of "Cash
                                              Equivalents" shall be amended to
                                              add as clause (d) thereof the
                                              following: "(d) investments in
                                              marketable direct obligations
                                              issued by any state of the United
                                              States of America or any
                                              municipality or other political
                                              subdivision of any such state or
                                              any public instrumentality thereof
                                              having, at the time of
                                              acquisition, the highest rating
                                              obtainable from any of Standard &
                                              Poor's, a division of The
                                              McGraw-Hill Companies, Inc.,
                                              Moody's Investors Service, Inc. or
                                              Fitch Ratings, Inc., including,
                                              without limitation, auction rate
                                              certificates";

                                        (B)   The definition of "Contingent
                                              Payments" shall be amended by
                                              deleting

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                              the reference therein to
                                              $19,600,000 and substituting
                                              therefor reference to $21,400,000;

                                        (C)   The definition of "Lien" shall be
                                              amended by deleting the references
                                              therein to $2,000,000 and
                                              $5,000,000 and substituting
                                              therefor references to $4,000,000
                                              and $6,000,000 plus an amount
                                              reasonably acceptable to the Agent
                                              and the Lenders in respect of the
                                              BTI business not to exceed
                                              $4,000,000, respectively; and

                                        (D)   Covenants and agreements in
                                              Sections 2.05(b)(iii) and 5.02(h)
                                              of the Existing Credit Agreement
                                              in respect of "Reorganization
                                              Securities" shall be made
                                              applicable to the Common Stock,
                                              Series B Convertible Redeemable
                                              Preferred Stock and Common Stock
                                              Purchase Warrants of ITC issuable
                                              by ITC pursuant to the Merger
                                              Agreement and the securities of
                                              ITC issuable upon conversion or
                                              exercise of, or as payment-in-kind
                                              dividends on, the foregoing
                                              securities in accordance with
                                              their terms in the First Lien
                                              Credit Agreement and the Second
                                              Lien Credit Agreement.

Conditions Precedent:                   Customary and appropriate for
                                        transactions of this type, including,
                                        without limitation, (i) execution and
                                        delivery of satisfactory definitive
                                        documentation customary for such
                                        transactions, (ii) obtaining necessary
                                        third party approvals (if any), (iii)
                                        evidence of the existence of control and cash management agreements in form and substance satisfactory to the Lenders,
                                        (iv) completion of due diligence
                                        satisfactory to the Agent and the
                                        Lenders and (v) execution and delivery
                                        of

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

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                        the Successor Agent Agreement (pursuant
                                        to which the First Lien Agent shall be
                                        appointed).

                                        ITC shall have acquired BTI pursuant to
                                        the Merger Agreement on terms and
                                        conditions acceptable in form and
                                        substance to the Agent and the Lenders
                                        including, without limitation,

                                        (i)   the initial investment by the WCAS
                                              Securityholders of $35,000,000 in
                                              ITC in the form of a new issue of
                                              Series B Convertible Redeemable
                                              Preferred Stock for cash and
                                              cancellation of the Post-July 31
                                              Notes and the Transaction Expenses
                                              Notes (as such terms are defined
                                              in the Merger Agreement) as set
                                              forth in the Merger Agreement;

                                        (ii)  a commitment by the WCAS
                                              Securityholders to invest an
                                              additional $10,000,000 in such
                                              Series B Convertible Redeemable
                                              Preferred Stock for cash as set
                                              forth in the Merger Agreement;

                                        (iii) assumption of Debt consisting of
                                              the obligations under the BTI
                                              Facility (on the terms and
                                              conditions set forth herein),
                                              certain vendor notes in the
                                              aggregate principal amount of
                                              $7,100,000, certain outstanding
                                              101/2% Senior Notes due 2007 in
                                              the aggregate principal amount of
                                              $18,525,000 (but not Debt held by
                                              the WCAS Securityholders, which
                                              shall be treated only as set forth
                                              in Section 8.09(a) of the Merger
                                              Agreement) in an aggregate
                                              principal amount of not more than
                                              $112,500,000, plus any

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

                               ITC/\DELTACOM, INC.
                          Term Sheet Dated July 2, 2003

                                              fully cash-collateralized letters
                                              of credit and ordinary course of
                                              business obligations in an
                                              aggregate amount reasonably
                                              acceptable to all of the Lenders
                                              (all such Debt to be assumed, the
                                              "Assumed BTI Debt"); and

                                        (iv)  satisfaction of the condition
                                              relating to Working Capital (as
                                              defined in the Merger Agreement)
                                              of BTI as of the Closing Date as
                                              set forth in Section 9.02(e) of
                                              the Merger Agreement.

Default Rate:                           As set forth in the Existing Credit
                                        Agreement.

Costs and Expenses:                     On the Closing Date, the Borrower shall
                                        reimburse the ITC Lenders and the BTI
                                        Lenders for the costs and expenses
                                        (including reasonable fees and expenses
                                        of attorneys, including one law firm for the BTI Lenders, and financial advisors) incurred in connection with the transaction and the documentation of the First Lien Credit Agreement and the
                                        Second Lien Credit Agreement.

Events of Default:                      As set forth in the Existing Credit
                                        Agreement.

Governing Law:                          New York

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